                                 LIMITED WAIVER

          THIS LIMITED WAIVER (this "Waiver"), dated as of September 29, 1994, relates to that certain Credit Agreement dated as of October 12, 1988, and amended and restated as of September 14, 1989 (as further amended, modified or supplemented through the date hereof, the "Credit Agreement"), among Kash n' Karry Food Stores, Inc. (the "Borrower"), the Senior Lenders referred to therein and Bank of America National Trust and Savings Association (as successor in interest to Security Pacific National Bank) as agent (in such capacity, the "Agent") for the Senior Lenders. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings ascribed to them therein. In addition to the covenants and agreements made in the Credit Agreement and the other Loan Documents, Borrower, the Senior Lenders and the Agent further covenant and agree as follows:

          1. Limited Waiver. Subject to the terms and conditions set forth herein, the Requisite Senior Lenders hereby agree to waive:

                 (a) The provisions of Section 2.02(a)(v) of the Credit Agreement in respect (and solely in respect) of the Borrower's failure to comply with the Revolver Cleandown requirement set forth therein for the Fiscal Year ending in 1994 ("Fiscal Year 1994");

                 (b) The provisions of Section 9.01 of the Credit Agreement in respect (and solely in respect) of the Borrower's failure to comply with the Minimum Net Worth amount set forth therein for the first, second, third and fourth quarters of Fiscal Year 1994;

                 (c) The provisions of Section 9.03 of the Credit Agreement in respect (and solely in respect) of the Borrower's failure to comply with the Fixed Charge Coverage Ratio set forth therein for the first, second, third and fourth quarters of Fiscal Year 1994; and

                 (d) The provisions of Section 9.04 of the Credit Agreement in respect (and solely in respect) of the Borrower's failure to comply with the Interest Coverage Ratio set forth therein for the first, second, third and fourth quarters of Fiscal Year 1994; and

                 (e) The provisions of Section 10.01(e) of the Credit Agreement in respect (and solely in respect) of the nonpayment of interest due on August 1, 1994 to holders of the New Senior Notes and the Junior Subordinated Debentures and the nonpayment of interest due on August 2, 1994 to
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    holders of the Senior Note 9 (together with the New Senior Notes and the
    Junior Subordinated Debentures, the "Public Debt").

Among other things, the effect of this Waiver is to extend, on the terms and conditions set forth herein, the Limited Waivers dated as of December 15, 1993, March 11, 1994, June 10, 1994, July 5, 1994 and September 14, 1994,
respectively, among the Borrower, the Agent and the Requisite Senior Lenders for the period from the Effective Date to the Termination Date (in each case, as defined herein). In addition to the foregoing, and for the duration of this Waiver, none of the Senior Lenders shall be obligated to make a Fixed Rate Loan.

          2. Waiver Fee. The Borrower shall pay to the Agent (for the benefit of the Senior Lenders in accordance with their respective Pro Rata Shares) a waiver fee of $50,000 in cash in same day funds on or before September 30, 1994. This waiver fee shall be in addition to, and not in lieu of, any other fees and expenses now or hereafter payable by the Borrower to any Senior Lender, including, without limitation, the waiver fee described in
Section 2 of the Limited Waiver dated as of July 5, 1994 among the Borrower, the Agent and the Requisite Senior Lenders.

          3.     Expenses. In addition to the costs and expenses payable under
Section 12.03(b) of the Credit Agreement, the Borrower agrees to pay or reimburse the Agent and the Senior Lenders (and any of their respective Affiliates), promptly upon receipt of demand therefor, for costs and expenses incurred or accrued in connection with the amendment, waiver, refinancing, restructuring, reorganization, enforcement or collection of any of the Obligations (including without limitation (a) appraisal fees, search fees and other out-of-pocket expenses incurred or accrued by the Agent, (b) the reasonable fees and expenses of any legal counsel, independent public accountants and other outside experts retained by or on behalf of the Agent and
(c) reasonable travel expenses and allocated costs of internal legal counsel incurred or accrued by the Agent or any of the Senior Lenders). The Borrower's agreements and obligations under this Section 3 shall survive the Termination Date (as defined below) and shall not be limited in any way by the passage of time or occurrence of any event.

          4. Interest Rates. From and after the Effective Date, the Borrower hereby agrees that the Obligations shall bear interest as follows:

                 (a) subject to Section 4(b), all Loans and all Reimbursement Obligations with respect to any Letter of Credit (for a period of one (1) Business Day after the date of the relevant drawing under such Letter of Credit) shall




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    accrue interest at a per annum rate equal to the sum of 1.50% plus the Base
    Rate then in effect; and

                 (b) any Obligation with respect to which the default rate of interest is applicable pursuant to Section 2.04(d) of the Credit Agreement shall accrue interest at a per annum rate equal to the sum of 3.50% plus the Base Rate then in effect.

The Borrower's agreements and obligations under this Section 4 shall survive the Termination Date (as defined below) and shall not be limited in any way by the passage of time or occurrence of any event.

          5. Repayment of Swing Loans. As of the Effective Date, the Borrower shall be deemed to have requested Working Capital Loans pursuant to
Section 2.02 of the Credit Agreement in a principal amount equal to the sum of
(a) the principal amount of all Swing Loans then outstanding plus (b) accrued and unpaid interest thereon. Upon receipt of the proceeds of such Working Capital Loans, the Agent shall apply such proceeds to repay such Obligations. From and after the Effective Date, the Borrower hereby agrees that it shall not request, nor be entitled to receive any proceeds of, any Swing Loan pursuant to
Section 2.03 of the Credit Agreement. The Borrower's agreements and obligations under this Section 5 shall survive the Termination Date (as defined below) and shall not be limited in any way by the passage of time or occurrence of any event.

          6. Effective Date. This Waiver shall become effective upon the date (the "Effective Date") on or before September 30, 1994 on which the Agent has received each of the following:

          (a) Counterparts hereof signed by the borrower, the Requisite Senior Lenders and the Agent;

          (b) Payment in cash in same day funds of all fees and expenses for which the Borrower has received invoices for the payment thereof; and

          (c) Payment in cash in same day funds of the waiver fee described in
    Section 2 of this Waiver.

          7. Termination Date. This Waiver (other than the Borrower's agreements and obligations under Section 3, 4, 5 and 8) shall expire and cease to be of any force or effect automatically (without any action by the Agent or any Senior Lender) at 5:00 p.m., Los Angeles time, on the date (the "Termination Date") which is the earlier of (a) October 31, 1994





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and (b) the earliest date on which any of the conditions set forth below fails to be satisfied:

                 (i) No Event of Default or Potential Event of Default (including without limitation failure to pay costs and expenses upon demand in accordance with Section 12.03 of the Credit Agreement) shall have occurred (other than those expressly waived by this Waiver);

                 (ii) No event shall have occurred and be continuing (for at least two Business Days after notice thereof from Agent to the Borrower) which materially adversely affects the business, condition (financial or otherwise), properties or prospects of the Borrower and any Subsidiary of the Borrower, taken as a whole;

                 (iii) None of the holders of any of the Public Debt nor any representative of any of them (including without limitation a trustee under an indenture governing the terms of any of them) shall have exercised any remedies available to any of them by reason of a default under the Senior Notes, the New Senior Notes or the Junior Subordinated Debentures or any of the indentures governing the terms thereof;

                 (iv) The Borrower shall not establish or maintain any deposit account or lock box other than a deposit account or lock box maintained with a Senior Lender;

                 (v) The Borrower shall not directly or indirectly make or own any Investment in Cash Equivalents other than Cash Equivalents in the possession of, subject to an investment account maintained with, or otherwise subject to the control of, a Senior Lender; and

                 (vi) The Borrower shall not enter into any agreement with any Person pursuant to which the Borrower, as debtor-in-possession in any case under the Bankruptcy Code (a "Bankruptcy Case"), may become directly or indirectly liable for any Indebtedness (the "DIP Facility") such that the sum of (A) the maximum principal amount of loans or other financial accommodations permitted to be outstanding under the DIP Facility, plus (B) the Loans and Reimbursement Obligations then outstanding, shall exceed the aggregate amount for which the Borrower has then obtained written commitments to make advances to the Borrower on the effective date of a plan of reorganization to be approved in the Bankruptcy Case for the purpose of paying in full all Obligations,




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         together with all obligations payable under the DIP Facility. Nothing in this Section 7(vi) shall be construed as a consent by the Agent or any Senior Lender to a DIP Facility or any other terms or conditions applicable thereto.

         8. Termination of Automatic Stay. The Borrower hereby acknowledges and agrees that the condition set forth in Section 7(vi) is a material inducement to the Requisite Senior Lenders to enter into this Waiver and that, in the event of the filing of a Bankruptcy Case, the failure of this condition shall be deemed to constitute a lack of adequate protection pursuant to Section 362(d)(1) of the Bankruptcy Code. The Borrower hereby stipulates that the failure of this condition during a Bankruptcy Case shall cause the immediate termination of the automatic stay under the Bankruptcy Code without further notice to the Borrower or order of the bankruptcy court. The Borrower agrees that a copy of this Waiver may serve as evidence of this stipulation in any Bankruptcy Case. The Borrower agrees not to contest such termination of the automatic stay or the consequences thereof. The Borrower's agreements and obligations under this Section 8 shall survive the Termination Date (as defined above) and shall not be limited in any way by the passage of time or occurrence of any event.

         9. Representations and Warranties. The Borrower hereby represents and warrants that, as of the date hereof, and after giving effect to this
Waiver:

                 (a) The execution, delivery and performance by the Borrower of this Waiver has been duly authorized by all necessary corporate action;

                 (b) No Event of Default or Potential Event of Default (other than those expressly waived by this Waiver) has occurred or is continuing; and

                 (c) The representations and warranties of the Borrower contained in Section 5.03 of the Credit Agreement and any other Loan Document (other than representations and warranties which expressly speak as of a different date) are true, correct and complete in all material respects, except that such representations and warranties need not be true, correct and complete to the extent that changes in the facts and conditions on which such representations and warranties are based are required or permitted under the Credit Agreement.

          10. Acknowledgment of Indebtedness and Liens. The Borrower acknowledges and stipulates that (a) as of the close of business on September 23, 1994, the aggregate unpaid principal




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amount of Loans outstanding is $56,766,233.75, and the aggregate undrawn face amount of the Letters of Credit is $16,704,655.95, (b) the Loans, together with the other Obligations, constitute legal, valid, binding and enforceable obligations of the Borrower, not avoidable or subject to subordination by the Borrower to any extent, and there are no defenses or counterclaims with respect thereto in favor of the Borrower, (c) the Liens created by the Collateral Documents are legal, valid, binding and enforceable against the Borrower and are not avoidable or subject to subordination by the Borrower, and there are no defenses thereto in favor of the Borrower, and (d) the Liens created by the Collateral Documents are perfected under the Uniform Commercial Code as in effect in any applicable jurisdiction or any other Requirement of Law applicable to any Collateral.

          11. Limitation on Waiver. This Waiver shall be limited solely to the matters expressly set forth herein and shall not (i) constitute a waiver or amendment of any other term or condition of the Credit Agreement, or of any instruments agreements referred to therein, (ii) prejudice any right or rights which the Agent or any of the Senior Lenders may now have or may have in the future under or in connection with the Credit Agreement or any instruments or agreements referred to therein, or (iii) require the Senior Lenders to agree to a similar waiver or grant a similar waiver for a similar transaction or on a future occasion. Except to the extent specifically waived herein, the provisions of the Credit Agreement shall not be amended, modified, impaired or otherwise affected hereby, and the Credit Agreement and all of the Obligations are hereby confirmed in full force and effect.

          12. Miscellaneous. This Waiver is a Loan Document and, together with the Credit Agreement and the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof. The headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

          13. Governing Law. This Amendment shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York.




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          14.    Counterparts. This Amendment may be executed in any number of counterparts which, when taken together, shall be deemed to constitute one and the same instrument.

          WITNESS the due execution hereof as of the date first above written.

                                        KASH N' KARRY FOOD STORES, INC., as
                                        Borrower



                                        By: /s/ R. P. Springer
                                            -----------------------------------
                                            Title:


                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION (as successor in
                                        interest to SECURITY PACIFIC NATIONAL
                                        BANK), as Agent



                                        By: /s/ Laura Knight
                                            -----------------------------------
                                            Title: Vice President


                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION (as successor in
                                        interest to SECURITY PACIFIC NATIONAL
                                        BANK), as a Senior Lender



                                        By: /s/ H. G. Wheelock
                                            -----------------------------------
                                            Title: Vice President


                                        WELLS FARGO BANK, N.A.



                                        By: /s/ Jeffrey P. Rose
                                            -----------------------------------
                                            Title: Vice President



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                                        BARNETT BANK OF TAMPA (as successor in
                                        interest to First Florida Bank, N.A.),
                                        by BARNETT BANKS, INC., as
                                        attorney-in-fact for Barnett Bank of
                                        Tampa



                                        By:
                                            -----------------------------------
                                            Title:


                                        NATIONSBANK OF FLORIDA, N.A.



                                        By:
                                            -----------------------------------
                                            Title:





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